Exhibit 10.11

AMENDMENT NO. 1 TO

GLOBAL BIOLIFE, INC.

STOCKHOLDERS’ AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”), dated as of this 22nd day of May, 2018, amending that certain stockholders’ Agreement, dated April 26, 2017 (the “Stockholders’ Agreement), is entered into by and among Global BioLife, Inc. a Nevada corporation (the “Company”) and Global BioMedical, Inc. Holista Colltech Limited, and GRDG Sciences, LLC (each a “Stockholder” and collectively, the “Stockholders”).

WHEREAS, the Company and the Stockholders wish to amend and supplement certain sections of the Stockholders’ Agreement;

NOW, THEREFORE, on the basis of the mutual covenants and agreements made herein, which are expressly deemed to constitute adequate and sufficient consideration in all respects, the parties hereto hereby agree as follows:

1.	Sale of Additional Shares of the Company. No additional shares of the Company’s common stock or other securities of the company shall be issued without the unanimous consent of the Stockholders.

2.	Sale of Additional Shares of any Subsidiary. Effective as of the date hereof, no wholly-owned subsidiary of the Company may sell its shares of common stock or other securities in such a manner as to dilute the indirect ownership of any of the stockholders in a specific project of the Company without the unanimous consent of all Stockholders; provided, however that such term shall not alter the present ownership of any subsidiary existing as of the date hereof, including but not limited to the current ownership of BioLife Sugar Inc. and Sweet Sense Inc. No designee of the Company or any subsidiary thereof who shall serve on the Board of Sweet Sense Inc. or other operational entity to be created at a date in the future shall approve the sale of any securities by Sweet Sense Inc. or other operational entity to be created at a date in the future without the unanimous consent of the Stockholders.

3.	Distributions of Profits of the Company. Any profits of the Company that may be distributed to the Stockholders shall be distributed on a pro rata basis, with each Stockholder to receive a percentage of such profits equal to their ownership percentage in the Company. Any income received by the Company for the licensing or sale of any patent or project or for the sale of any Subsidiary or division of the Company shall be distributed to Stockholders as soon as reasonably and prudently possible, with only such necessary funds retained by the Company (i) as may be agreed by the unanimous consent of the Stockholders; (ii) as required to be withheld by applicable law or regulation, or at the advice of the Company’s counsel or auditors; (iii) as may be required to pay any taxes or government imposed fees owed by the Company or any subsidiary thereof; (iv) as may be required to re-pay any debt or obligation incurred by the Company, including any loans from Stockholders which have been authorized by the unanimous consent of the Company’s Board; (v) as may be required to pay any reasonable administrative expenses of the Company; and (vi) in connection with amounts expended to promote or complete the sale or licensing of any project or patent of the Company, or sale of any subsidiary or division of the Company, including any percentage of income, revenue or other consideration to be paid to Destum Partners, or any similar commission to be paid to any attorney, broker, investment banker, financial adviser, consultant or similar individual or entity for their services. The parties hereto acknowledge and agree that the amounts described in items (i) through (iv) above must be paid, disbursed or retained by the Company as described above prior to any pro rata distribution of profits.

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Amendment No. 1 to Global BioLife, Inc. Stockholders Agreement

4.	Funding of Subsidiaries. No designee of the Company or any subsidiary thereof who shall serve on the Board of Sweet Sense Inc. or other operational entity to be created at a date in the future shall approve the expenditure of any funds by Sweet Sense Inc. or other operational entity to be created at a date in the future without the consent of the Company’s Board, or to approve any sale of all or a significant portion of such entity without the Consent of the Board.

5.	Communications and Binding Agreements. No commitment of the Company to take any action or actions that would require the approval of the Company’s board shall be deemed approved by the Company until agreed in writing by the Company’s Board; future actions by the Company shall be memorialized in writing and not verbally. No discussion between individual members of the Board or Stockholders shall be deemed to be binding commitments of the Board until approved by the Board.

6.	Release and Waiver. The parties hereto herby agree to permanently release and waive, on behalf of themselves and their affiliates and successors in interest, to the fullest extent possible under applicable law, any known or unknown claims and causes of action that they may have against the Company (which for this Section 6 shall include its subsidiaries) or any Stockholder (which for this Section 6 shall include any corporate parent or subsidiary thereof), or any stockholder, director, officer, employee, legal counsel, auditor or other affiliate of the aforementioned, through the date hereof. The parties hereto explicitly acknowledge that this release and waiver is in no way to be deemed to be construed as an admission of current or former wrongdoing, misconduct or negligence of any kind or nature by any party hereto or any party covered hereby.

7.	Non-Disparagement. The parties hereto hereby agree to not publicly disparage the Company (which for this Section 7 shall include its subsidiaries) or any Stockholder (which for this Section 7 shall include any corporate parent or subsidiary thereof), or any stockholder, director, officer, employee, legal counsel, auditor or other affiliate of the aforementioned to any media outlet or in any public forum, provided, however, that the forgoing shall not limit the ability of any Stockholder to make any statement required by court order, law or government regulation, or to make any report to any corporate board or stockholders meeting thereof, or to any stock exchange or similar regulatory body on which it is listed or applying for listing, or to make any report in any earnings release, corporate registration statement, proxy statement, annual report or, to the extend required by any stock exchange or similar regulatory body, in a required or standard press release regarding its plans or operations.

8.	No Other Modifications. Except as specifically set forth herein, all terms and conditions of the stockholders’ Agreement shall remain unchanged and in full force and effect.

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Amendment No. 1 to Global BioLife, Inc. Stockholders Agreement

9.	Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors, and assigns.

10.	No Strict Construction. The parties hereto jointly participated in the negotiation and drafting of this Amendment. The language used in this Amendment shall be deemed to be the language chosen by the parties hereto to express their collective mutual intent, this Amendment shall be construed as if drafted jointly by the parties hereto and no rule of strict construction shall be applied against any party hereto.

11.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to conflicts of laws principles thereof.

12.	Counterparts. This Amendment may be executed in any number of counterparts (including by fax or any other means of electronic transmission each of which shall be an original for all purposes), and all of which taken together shall constitute one and the same instrument

[Signature Pages Follow]

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AMENDMENT NO. 1 TO GLOBAL BIOLIFE, INC. STOCKHOLDERS AGREEMENT

INWITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Stockholders’ Agreement as of the date first set forth above.

COMPANY:

GLOBAL BIOLIFE, INC
A NEVADA CORPORATION

By
Name:
Title:

STOCKHOLDERS:

GLOBAL BIOLIFE, INC
A NEVADA CORPORATION

By
Name:
Title:

HOLISTA COLLTECH LIMITED,
AN AUSTRALIAN LIMITED COMPANY

By
Name:	RAJEN M
Title:	CEO

GRDG SCIENCES, LLC
A FLORIDA LIMITED LIABILITY COMPANY

By
Name:	DARYL THOMPSON
Title:	DIRECTOR

AMENDMENT NO. 1 TO

GLOBAL BIOLIFE, INC.

STOCKHOLDERS’ AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”), dated as of this 22nd day of May, 2018, amending that certain stockholders’ Agreement, dated April 26, 2017 (the “Stockholders’ Agreement), is entered into by and among Global BioLife, Inc. a Nevada corporation (the “Company”) and Global BioMedical, Inc. Holista Colltech Limited, and GRDG Sciences, LLC (each a “Stockholder” and collectively, the “Stockholders”).

WHEREAS, the Company and the Stockholders wish to amend and supplement certain sections of the Stockholders’ Agreement;

NOW, THEREFORE, on the basis of the mutual covenants and agreements made herein, which are expressly deemed to constitute adequate and sufficient consideration in all respects, the parties hereto hereby agree as follows:

1.	Sale of Additional Shares of the Company. No additional shares of the Company’s common stock or other securities of the company shall be issued without the unanimous consent of the Stockholders.

2.	Sale of Additional Shares of any Subsidiary. Effective as of the date hereof, no wholly-owned subsidiary of the Company may sell its shares of common stock or other securities in such a manner as to dilute the indirect ownership of any of the stockholders in a specific project of the Company without the unanimous consent of all Stockholders; provided, however that such term shall not alter the present ownership of any subsidiary existing as of the date hereof, including but not limited to the current ownership of BioLife Sugar Inc. and Sweet Sense Inc. No designee of the Company or any subsidiary thereof who shall serve on the Board of Sweet Sense Inc. or other operational entity to be created at a date in the future shall approve the sale of any securities by Sweet Sense Inc. or other operational entity to be created at a date in the future without the unanimous consent of the Stockholders.

3.	Distributions of Profits of the Company. Any profits of the Company that may be distributed to the Stockholders shall be distributed on a pro rata basis, with each Stockholder to receive a percentage of such profits equal to their ownership percentage in the Company. Any income received by the Company for the licensing or sale of any patent or project or for the sale of any Subsidiary or division of the Company shall be distributed to Stockholders as soon as reasonably and prudently possible, with only such necessary funds retained by the Company (i) as may be agreed by the unanimous consent of the Stockholders; (ii) as required to be withheld by applicable law or regulation, or at the advice of the Company’s counsel or auditors; (iii) as may be required to pay any taxes or government imposed fees owed by the Company or any subsidiary thereof; (iv) as may be required to re-pay any debt or obligation incurred by the Company, including any loans from Stockholders which have been authorized by the unanimous consent of the Company’s Board; (v) as may be required to pay any reasonable administrative expenses of the Company; and (vi) in connection with amounts expended to promote or complete the sale or licensing of any project or patent of the Company, or sale of any subsidiary or division of the Company, including any percentage of income, revenue or other consideration to be paid to Destum Partners, or any similar commission to be paid to any attorney, broker, investment banker, financial adviser, consultant or similar individual or entity for their services. The parties hereto acknowledge and agree that the amounts described in items (i) through (iv) above must be paid, disbursed or retained by the Company as described above prior to any pro rata distribution of profits.

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Amendment No. 1 to Global BioLife, Inc. Stockholders Agreement

4.	Funding of Subsidiaries. No designee of the Company or any subsidiary thereof who shall serve on the Board of Sweet Sense Inc. or other operational entity to be created at a date in the future shall approve the expenditure of any funds by Sweet Sense Inc. or other operational entity to be created at a date in the future without the consent of the Company’s Board, or to approve any sale of all or a significant portion of such entity without the Consent of the Board.

5.	Communications and Binding Agreements. No commitment of the Company to take any action or actions that would require the approval of the Company’s board shall be deemed approved by the Company until agreed in writing by the Company’s Board; future actions by the Company shall be memorialized in writing and not verbally. No discussion between individual members of the Board or Stockholders shall be deemed to be binding commitments of the Board until approved by the Board.

6.	Release and Waiver. The parties hereto herby agree to permanently release and waive, on behalf of themselves and their affiliates and successors in interest, to the fullest extent possible under applicable law, any known or unknown claims and causes of action that they may have against the Company (which for this Section 6 shall include its subsidiaries) or any Stockholder (which for this Section 6 shall include any corporate parent or subsidiary thereof), or any stockholder, director, officer, employee, legal counsel, auditor or other affiliate of the aforementioned, through the date hereof. The parties hereto explicitly acknowledge that this release and waiver is in no way to be deemed to be construed as an admission of current or former wrong doing, misconduct or negligence of any kind or nature by any party hereto or any party covered hereby.

7.	Non-Disparagement. The parties hereto hereby agree to not publicly disparage the Company (which for this Section 7 shall include its subsidiaries) or any Stockholder (which for this Section 7 shall include any corporate parent or subsidiary thereof), or any stockholder, director, officer, employee, legal counsel, auditor or other affiliate of the aforementioned to any media outlet or in any public forum, provided, however, that the forgoing shall not limit the ability of any Stockholder to make any statement required by court order, law or government regulation, or to make any report to any corporate board or stockholders meeting thereof, or to any stock exchange or similar regulatory body on which it is listed or applying for listing, or to make any report in any earnings release, corporate registration statement, proxy statement, annual report or, to the extend required by any stock exchange or similar regulatory body, in a required or standard press release regarding its plans or operations.

8.	No Other Modifications. Except as specifically set forth herein, all terms and conditions of the stockholders’ Agreement shall remain unchanged and in full force and effect.

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Amendment No. 1 to Global BioLife, Inc. Stockholders Agreement

9.	Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors, and assigns.

10.	No Strict Construction. The parties hereto jointly participated in the negotiation and drafting of this Amendment. The language used in this Amendment shall be deemed to be the language chosen by the parties hereto to express their collective mutual intent, this Amendment shall be construed as if drafted jointly by the parties hereto and no rule of strict construction shall be applied against any party hereto.

11.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to conflicts of laws principles thereof.

12.	Counterparts. This Amendment may be executed in any number of counterparts (including by fax or any other means of electronic transmission each of which shall be an original for all purposes), and all of which taken together shall constitute one and the same instrument

[Signature Pages Follow]

Initials __/__/__

AMENDMENT NO. 1 TO GLOBAL BIOLIFE, INC. STOCKHOLDERS AGREEMENT

INWITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Stockholders’ Agreement as of the date first set forth above.

COMPANY:

GLOBAL BIOLIFE, INC A NEVADA CORPORATION

By
Name:	Peihong Tang
Title:	CEO

STOCKHOLDERS:

GLOBAL BIOLIFE, INC A NEVADA CORPORATION

By
Name:
Title:

HOLISTA COLLTECH LIMITED, AN AUSTRALIAN LIMITED COMPANY

By
Name:
Title:

GRDG SCIENCES, LLC A FLORIDA LIMITED LIABILITY COMPANY

By
Name:
Title: